UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 10, 2007

SYMMETRY MEDICAL INC.

(Exact name of Registrant as specified in its charter)

Delaware	333-116038	35-1996126
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

220 West Market Street, Warsaw, Indiana 46580
(Address of Principal executive offices, including Zip Code)

(574) 268-2252
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.              Entry into a Material Definitive Agreement.

The Company is the borrower under an Amended and Restated Credit Agreement dated June 13, 2006, among the Company, the various lenders named therein and Wachovia Bank, National Association, as Administrative Agent (“Credit Agreement”). A copy of the Credit Agreement is attached as Exhibit 10.1 to the Company’s Current Report on Form 8-K filing dated June 14, 2006.

As previously reported in the Company’s Current Report on Form 8-K dated October 5, 2007, following the Company’s notice to the Administrative Agent of the Company’s discovery of accounting irregularities at its Sheffield, UK operating unit, the Administrative Agent notified the Company that such irregularities constituted a default under the Credit Agreement. Based on the default, the Administrative Agent had the right to accelerate the financial obligations of the Company under the Credit Agreement.

On October 10, 2007, the Company entered into a forbearance agreement with Wachovia Bank, National Association, as Administrative Agent, Issuing Lender, Swingline Lender, and Lender, General Electric Capital Corporation, as Syndication Agent and Lender, RBS Citizens, N.A., as Documentation Agent and Lender, Antares Capital Corporation, Navigator CDO 2004, LTD, Fifth Third Bank, National City Bank, Wells Fargo HSBC Trade Bank, N.A., The Northern Trust Company, and Comerica Bank, as Lenders (collectively referred to herein as the “Lenders”) (“Forbearance Agreement”).

Pursuant to the Forbearance Agreement the Lenders have agreed to forbear, until January 7, 2008 (the “Forbearance Period”), from exercising their rights and remedies available to them under the Credit Agreement with respect to the events of default, including their right to accelerate the financial obligations of the Company under the Credit Agreement. During the Forbearance Period, revolving loans, swingline loans and letters of credit will not be available to the Company. Also, upon the expiration of the applicable interest period for each of the Company’s LIBOR loans, the LIBOR loans will convert to base rate loans.

Item 9.01.              Financial Statements and Exhibits.

(d)           Exhibits

10.1                           Forbearance Agreement, executed October 10, 2007, among Symmetry Medical Inc. as borrower, Wachovia Bank, National Association as Administrative Agent, the lenders identified on the signature pages thereto, General Electric Capital Corporation as Syndication Agent and RBS Citizens, N.A. as Documentation Agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Symmetry Medical Inc.

/s/ Fred L. Hite
Date: October 11, 2007	Name:	Fred L. Hite
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1

Forbearance Agreement, executed October 10, 2007, among Symmetry Medical Inc. as borrower, Wachovia Bank, National Association as Administrative Agent, the lenders identified on the signature pages thereto, General Electric Capital Corporation as Syndication Agent and RBS Citizens, N.A. as Documentation Agent.